Series One – Page 1

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series One Annual Report
for the year ending July 31, 2016.

Investment Strategy
We use a fundamental top down approach to manage your portfolio. First we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current economy. From that, our objective is to choose the best companies in those industries. Many of the stocks in your portfolio are household names that you will easily recognize.

Performance Overview
Your American Growth Fund Series One Class A Shares delivered you a (2.22)%
return since July 31, 2015 through close of business on July 31, 2016. The Dow Jones
Industrial Average posted a gain of 7.01% since July 31, 2015 through close of business on
July 31, 2016 while the S&P 500 posted a gain of 5.62% since July 31, 2015 through close of business on July 31, 2016. Additional data, including long-term performance data, can be found on page 32 of this report. Past performance is no guarantee of future results.

Manager’s Discussion
The American economy continues to improve, evidenced by the gross domestic product (GDP) increase of 1.1% in the second quarter of 2016. This is according to the second estimate released by the Bureau of Economic Analysis[1]. “The increase in real GDP in the second quarter primarily reflected positive contributions from personal consumption expenditures (PCE) and exports that were partly offset by negative contributions from private inventory investment, residential fixed investment, state and local government spending and nonresidential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased.” Additionally, unemployment has remained stable 4.9%[2] in July of 2016[2]. The
Federal Reserve Bank continues to keep policy in place that will stimulate the growth of the economy. As the economy continues to improves, the FED in the past has helped to control inflationary rates so that the US economy will continue its path of recovery. There are still challenges ahead which may dampen our growth rate:

• dollar value against the world currency
• price of oil and how it effects the world economy
• the upcoming elections
• the European economy
• the Chinese economy
• Brittan leaving the European Union

Series One – Page 2

Series One – Page 3

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS (continued)
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Entertainment Industry 7.56%		
Time Warner, Inc.	14,729	$1,128,978
(A leading internet/media provider.)		
Biotechnology Industry 7.24%		
Amgen Inc.	5,538	952,702
(Utilizes biotechnology to develop human pharmaceutical products.)		
Biogen Inc.	440	127,569
(Is a biopharmaceutical company. It is engaged in discovering, developing, manufacturing and delivering therapies to patients for the treatment of neurodegenerative diseases, hematologic conditions and autoimmune disorders.)		
		1,080,271
Pharmacy Services 6.76%		
Walgreens Boots Alliance..........	12,735	1,009,249
(Operates a network of drugstores in the United States. It provides consumer goods and services, pharmacy, and health and wellness services through drugstores, as well as through mail, and by telephone and online.)		
Cable TV Industry 5.16%		
Charter Communications, Inc..........	3,278	769,904
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers..)		
Computer & Peripherals Industry 4.61%		
Cisco Systems..........	22,558	688,696
(The leading supplier of high-performance inter-networking products.)		

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 5

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS (continued)
July 31, 2016

Description of Security	Shares	Market Value
COMMON STOCK (continued)		
Environmental Industry 3.14%		
Waste Management	7,100	$469,452
(The largest solid-waste disposal company in North America.)		
Drug 2.74%		
Bristol-Myers Squibb Company	4,292	321,085
(Engages in discovering, developing and delivering medicines that help patients prevail over serious diseases.)		
Johnson & Johnson	701	87,786
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)		
		408,870
Insurance Industry 2.48%		
AXA ADS	18,246	370,394
(The holding company of an international group of insurance and related financial services.)		
Retail Store 2.44%		
Dollar Tree, Inc.*	3,782	364,169
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)		
Telecom. Equipment 0.87%		
Neustar Inc.*	5,129	129,200
(Provides technology and directory services to its communications service provider (carrier) and non-carrier, commercial business customers primarily in North America, Europe, and the Middle East.)		

**Non-income producing security*
See accompanying notes to financial statements.

Series One – Page 7

Series One – Page 9

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2016

ASSETS:	
Investments, at market value *(cost $7,536,101)*	$ 14,671,947
Cash	187,554
Receivables:	
Shares of beneficial interest sold	30,712
Dividends and interest	5,415
Other receivables	43,998
Pre-paid Insurance	18,537
Total assets	14,958,163
LIABILITIES:	
Payable for capital stock redeemed	334
12b-1 fees	16,068
Management fee	11,585
Total liabilities	27,987
NET ASSETS	$ 14,930,176
COMPOSITION OF NET ASSETS:	
Paid-in capital	$ 19,285,938
Accumulated net realized loss from investment transactions	(11,491,607)
Net unrealized appreciation of investments	7,135,845
Net assets	$ 14,930,176
NET ASSET VALUE PER SHARE:	
Class A Shares:	
Net asset value and redemption price per share (based on net assets of $6,000,716 and 1,363,001 shares of beneficial interest outstanding)	$ 4.40
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.67
Class B Shares:	
Net asset value, redemption price and offering price per share (based on net assets of $145,246 and 38,179 shares of beneficial interest outstanding)	$ 3.80
Class C Shares:	
Net asset value, redemption price and offering price per share (based on net assets of $2,696,868 and 712,402 shares of beneficial interest outstanding)	$ 3.79
Class D Shares:	
Net asset value and redemption price per share (based on net assets of $6,087,346 and 1,308,331 shares of beneficial interest outstanding)	$ 4.65
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.93

See accompanying notes to financial statements.

Series One – Page 10

See accompanying notes to financial statements.

Series One – Page 11

See accompanying notes to financial statements.

Series One – Page 12

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 13

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 14

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 15

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2016, aggregated $400,574 and $1,867,472, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series One – Page 16

Series One – Page 17

Series One – Page 18

Series One – Page 19

Notes to Financial Statements
American Growth Fund, Inc. Series One (unaudited)

Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.

For the year ended July 31, 2016 commissions and sales charges paid by investors on the purchase of Fund shares totaled $21,531 of which $3,949 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class B and C shares totaled $4,976 of which 39 was retained by WCB. For the year ended July 31, 2016, WCB received contingent deferred sales charges of $519 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2016, the Fund paid directors' fees of $12,218, expenses of $16,488, and the audit chair of $4,862 for review.

For the year ended July 31, 2016, under an agreement with IRC, the Fund was charged $210,734 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $136,041 by an affiliated company of IRC for the rental of office space.

Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund's fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund's transfer agent and dividend disbursing agent. For the year ended July 31, 2016, the Fund incurred $55,000 and $56,626 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of Commonwealth Shareholder Services, Inc.

5. *Federal Income Tax Matters*

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

At July 31, 2016, the Fund had available for federal income tax purposes an unused capital loss carryover of $10,921,476, $283,470 expires 2017, $6,557,816 expires in 2018, $3,267,445 expires 2019 and $812,745 of capital loss which does not expire and retains its original tax character of $147,917 of short-term capital loss and $664,828 of long-term capital loss.

$3,656,587 of unutilized capital loss carryover expired as of July 31, 2016. The Fund utilized $904,229 of non-expiring long term capital loss carryover as of July 31, 2016.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

As of July 31, 2016 the components of accumulated losses on a tax-basis were as follows:

Capital loss carry forward	(10,921,476)
Unrealized appreciation	6,565,715
	(4,355,761)

6. *Subsequent Events*

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company's Expenses – The Trust's Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expense are then presented to the Trust's Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2016 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $98,665, Investment Research Corporation $129,612, and AGF Properties, Inc. $156,886, for services they provided to the Trust and its

Series One – Page 20

shareholders. These payments resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc.
$5,519, Investment Research Corporation $(67,892), and AGF Properties, Inc. $11,029.

Series One – Page 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of
American Growth Fund, Inc. Series One

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc., Series One (the “Fund”), a
series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series One as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 28, 2016

Series One – Page 22

Series One – Page 23

Series One – Page 24

Series One – Page 26

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Chairman (financial expert)	Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO DOB: July 4, 1927	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None
Dr. Brian Brody*, 6901 S. Pierce St. Suite 380, Littleton, CO DOB: September 23, 1952	Director	Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Peter McKown, 2800 S. University Blvd, #194, Denver, CO DOB: June 14, 1958	Director	Since December 2015	Senior Advisor for Prince Street Capital Management LLC., Senior Partner of Prince Street Capital Management	2	Prince Street International Ltd., Prince Street Fund Ltd., Prince Street Opportunities Ltd., PS Opportunities

Series One – Page 27

Series One – Page 28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on September 22, 2016

At a regular meeting of the Board of Directors (the “Board”) held on September 22, 2016 (the “meeting”), the Board, including a majority of the Directors who are not interested persons of the Board (the
“Independent Directors”), considered the approval for another year of the investment advisory agreement
(the “Agreement”) between Investment Research Corporation (the “Adviser”) and American Growth Fund,
Inc. (the “Fund”).

In connection with its review and approval of the Agreement for another year at the Meeting, the
Independent Directors present considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the
Adviser presented information to the Board regarding the Adviser and the Series One Fund and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed American Growth Fund’s investment performance reports, which compared the performance of Series One with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with the Series One Fund’s benchmark index, the S&P 500 (the “S&P 500”), and discussed these reports with representatives of the
Adviser. The Board and the Independent Directors considered Series One’s comparative performance for three months, six months, one year, three year and five year periods. The Board noted and discussed
Series One’s long term superior performance to some of the other comparable funds and the S&P 500 as well as its comparable performance in the shorter and medium term reports. Based upon the foregoing and other information provided by the Adviser, the Board, including a majority of the Independent
Directors, concluded that the Series One Fund’s prior investment performance under the Adviser’s direction, as well as the outlook for future performance, were satisfactory.

Nature, Extent and Quality of Services. The Directors noted that the Fund is an actively managed fund requiring the attention of, and direction by, the Adviser and that the Adviser currently manages approximately $16.7 million in assets for the Fund (both Series One and Two combined). The Directors discussed the nature of the Adviser’s operations and considered the long-term tenure and industry experience of the Adviser’s professional investment management staff. The Board also reviewed the
Adviser’s investment strategy, research capabilities and analytical methodology that it utilizes in selecting investments for the Series One Fund. The Directors also discussed the Adviser’s recent enhancements to its compliance procedures. The Board then concluded that the Adviser had sufficient depth of personnel, experience, resources, and investment and compliance processes to provide sufficient quality services to the Fund.

Cost of Services and Profitability. The Board noted that the Agreement requires the Series One Fund to pay the Adviser an annual fee of approximately 1% of the Fund’s average net assets up to a “break point” at $30,000,000 at which point the fee is reduced to 3/4ths of 1% for any assets under management in excess of $30,000,000. The Board also noted that, in addition to the 1% advisory fee, which amounted to $142,413 for the year from Series One, both the Series One and Series Two Funds shared certain

Series One – Page 29

operating costs with the Adviser and that affiliates of the Adviser received additional revenue from the
Fund for distributing the Fund’s shares and for office rent. The Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates in relation to the operation of the
Fund and determined that such profits were not excessive. In making this determination, they relied upon an analysis of the profitability of the Fund’s business to the Adviser and its affiliates provided by the
Adviser. Based on all of this information, the Independent Directors concluded that the advisory fees charged under the Agreement and the other amounts paid to the Adviser and its affiliates are fair and reasonable under the circumstances.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board specifically noted the existence of the
“break point” on advisory fees in the Agreement.

Conclusion. During the Board’s deliberations, neither the Board nor the Independent Directors identified any single piece of information that was all important or controlling with respect to their evaluation of the fairness of the Agreement to the Series One Fund. The Board did, however, determine that it had received such information from the Adviser as was reasonably necessary to evaluate the terms of the
Agreement, including answers to the questions raised by the Independent Directors before and during the
Meeting as well as the assistance of legal counsel present at the Meeting. Accordingly, the Board, including all of the Independent Directors, unanimously concluded that the terms of the Agreement were fair and reasonable to the Series One Fund and, in the exercise of the Directors’ reasonable business judgment, determined that the Agreement with the Adviser should be continued for another year.

Series One – Page 30

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the
Value Line Composite Index. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series One – Page 31

On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2016. For current performance figures please call 1-800-525-2406.

	1 year	5 years annualized	10 years annualized
Class D without load	-2.22%	11.32%	4.31%
Class D with load*	-7.59%	9.98%	3.68%
Class A without load	-1.90%	10.93%	3.97%
Class A with load*	-7.76%	9.62%	3.37%
Class B without load	-3.06%	10.18%	3.29%
Class C without load	-2.82%	10.22%	3.26%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President and Director
Eddie R. Bush	Director
Harold Rosen	Director
John Pasco III	Director
Dr. Brian Brody	Director
Mark Bomber	Director
Gerald Opalinski	Director
Darrell E. Bush	Director
Peter McKown	Director
Patricia A. Blum	Vice President
Michael L. Gaughan	Chief Compliance Officer and Corporate Secretary

INVESTMENT ADVISORS

Investment Research Corporation
1636 Logan Street
Denver, CO 80203
OFFICERS AND DIRECTORS

Timothy E. Taggart	President, Treasurer, and Director
Michael L. Gaughan	Vice President, Secretary and Director
Patricia A. Blum	Vice President

9/2016

Series One – Page 32